UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-24185

Date of Report: January 6, 2010

CHINA AOXING PHARMACEUTICAL COMPANY, INC.
(Exact name of registrant as specified in its charter)
Florida	65-0636168
(State of other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

15 Exchange Place, Suite 500, Jersey City, NJ	07302
(Address of principal executive offices)	(Zip Code)

(646) 367-1747
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendment to Articles of Incorporation

Effective on January 6, 2010, China Aoxing Pharmaceutical Company, Inc. filed with the Florida Secretary of State Articles of Amendment to its Articles of Incorporation.  The amendment increased the number of shares of authorized common stock from 100,000,000 shares, $0.001 par value, to 200,000,000 shares, $0.001 par value.

Item 9.01

Financial Statements and Exhibits

Exhibits

3-a

Certificate of Amendment of Certificate of Incorporation filed on December 23, 2009, effective on January 6, 2010 at 6:00 p.m. Eastern Standard Time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Aoxing Pharmaceutical Company, Inc.

Dated:  January 6, 2010

By:/s/ Zhenjiang Yue

      Zhenjiang Yue, Chief Executive Officer